UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       December 6, 2005

Hard Rock Hotel, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-53211	88-0306263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4455 Paradise Road, Las Vegas, Nevada		89109
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code       (702) 693-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On December 6, 2005, Hard Rock Hotel, Inc. (the “Company”) executed Amendment No. 2 to Credit Agreement (the “Amendment”) with respect to the Credit Agreement, dated as of May 30, 2003 (as amended, the “Credit Agreement”), by and among the Company, as Borrower, Bank of America, N.A., as Administrative Agent, and the lenders from time to time party thereto (collectively, the “Lenders”).  The Amendment provides for the consent of the Administrative Agent and the Lenders to the prepayment of up to $15,000,000 of the outstanding principal amount of the Company’s subordinated notes plus accrued interest thereon, with borrowings under the Credit Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARD ROCK HOTEL, INC.

	By:	/s/ James D. Bowen
James D. Bowen
Chief Financial Officer, Treasurer and
Vice President

DATED: December 9, 2005